SHAREHOLDERS' CAPITAL	12 Months Ended
Dec. 31, 2018
Disclosure of share capital, reserves and other equity interest [Abstract]
SHAREHOLDERS' CAPITAL
SHAREHOLDERS’ CAPITAL
During the year ended December 31, 2018, as described in note 7, Bellatrix acquired and canceled US$24.1 million of the Senior Notes, issuing 19,900,032 common shares of Bellatrix in exchange.
Effective July 1, 2017, the Company consolidated its common shares on the basis of 1 new common share for every 5 old common shares outstanding. All figures in the financial statements have been adjusted to reflect the 5:1 consolidation. The number of outstanding share options, Deferred Share Units, Restricted Awards and Performance Awards have also been adjusted proportionately. The corresponding exercise prices have increased by the same ratio. The conversion price and ratio on the Convertible Debentures have also been adjusted proportionately.
Bellatrix is authorized to issue an unlimited number of common shares and 95,978,621 preferred shares. At December 31, 2018, no preferred shares have been issued. All shares issued are fully paid and have no par value. The common shareholders are entitled to dividends as may be declared by the Board of Directors from time to time; no dividends were declared by the Board of Directors during the years ended December 31, 2018 or 2017.

	2018		2017
	Number	Amount ($000s)	Number	Amount ($000s)
Common shares, opening balance	49,378,026	$1,068,377	49,317,166	$1,068,084
Shares issued on settlement of Senior Notes (note 7)	19,900,032	31,306	—	—
Shares issued on settlement of share-based compensation	87,516	127	60,860	289
Shares issued on property acquisition, net of tax effect (note 9)	10,750,000	12,053	—	—
Flow through shares issued	793,651	1,143	—	—
Share issue costs on equity issue, net of tax effect	—	(387)	—	4
Balance, end of year	80,909,225	$1,112,619	49,378,026	$1,068,377